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                                                                   EXHIBIT 10.13
         AMERICAN ACHIEVEMENT CORPORATION 2000 STOCK OPTION PLAN (f/k/a
           COMMEMORATIVE BRANDS HOLDING CORP. 2000 STOCK OPTION PLAN)

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                       COMMEMORATIVE BRANDS HOLDING CORP.
                             2000 STOCK OPTION PLAN

          1. PURPOSE. The purpose of the Commemorative Brands Holding Corp. 2000 Stock Option Plan (the "Plan") is to motivate and retain key employees and directors who are responsible for the attainment of the primary long-term performance goals of Commemorative Brands Holding Corp. (the "Corporation"). The Plan is designed to increase the ability of the Corporation and its Subsidiaries to attract and retain individuals of exceptional ability and to give them a proprietary interest in the success of the Corporation and such Subsidiaries. This Plan is subject to approval by the Corporation's stockholders.

          2. DEFINITIONS. When used herein, the following terms shall have the following meanings:

          "Administrator" means the Board or any other duly established committee or subcommittee of the Board

          "Affiliate" means, as to the Corporation or any other specified Person, (i) any Person directly or indirectly controlling, controlled by or under direct or indirect common control with the Corporation (or other specified Person), or employed by the Corporation (or other specified Person), and (ii) any Person, directly or indirectly, beneficially owning at least 10% of any class of outstanding capital stock or other evidence of beneficial interest of the Corporation or such other Person; PROVIDED, HOWEVER, that no individual stockholder shall by reason of holding such securities be an Affiliate of the Corporation or any of its Subsidiaries for purposes of this Plan.

          "Board" means the Board of Directors of the Corporation.

          "Cause" means, with respect to a Participant, a finding by the Administrator based upon reasonable evidence presented in writing to the Participant that the Participant engaged in: (a) a criminal act involving moral turpitude, or any criminal act or willful misconduct which in either case is inconsistent with such Participant's employment responsibilities or contractual relationship with the Corporation or any Subsidiary thereof, (b) continued nonperformance of such Participant's duties, (c) repeated acts of insubordination, (d) acts of dishonesty resulting or intending to result in personal gain or enrichment at the expense of the Corporation or any Subsidiary thereof, or (e) conduct not conforming to standards of good citizenship or good moral character or which is potentially detrimental to the Corporation's or its Subsidiaries' business, reputation, character or standing; PROVIDED, that if such Participant is subject to an employment agreement with the Corporation or any Subsidiary thereof which provides for a definition of cause or substantial cause or the like, then "Cause" shall have the meaning set forth in such employment agreement.

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          "Change in Control" means, at any time prior to the consummation of an
Initial Public Offering: (i) the sale of all or substantially all of the business and/or assets of the Corporation or any Subsidiary with whom a Participant is employed at the time in question to a Person or entity that is not a Subsidiary or other Affiliate of the Corporation or CHP, or (ii) the merger or consolidation or other reorganization of the Corporation or any Subsidiary with whom a Participant is employed at the time in question with or into one or more entities that are not Subsidiaries or other Affiliates of the Corporation or CHP, respectively, which results in less than 50% of the outstanding equity interests of the surviving or resulting entity immediately after the reorganization being owned, directly or indirectly, by the holders (or Affiliates of the holders) of equity interests of the Corporation or such Subsidiary immediately before such reorganization or (iii) approval by the stockholders of the Corporation of the dissolution or liquidation of the Corporation; provided, however, that the occurrence of one of the foregoing events shall not constitute a Change in Control if, following such event, CHP maintains the ability, directly or indirectly, to elect a majority of the Board of Directors of the Corporation or Subsidiary, as the case may be.

          "CHP" means Castle Harlan Partners III, L.P., Castle Harlan Partners II, L.P., and their Affiliates, including Castle Harlan, Inc. ("CHI") and related accounts or funds managed by CHI or an Affiliate of CHI.

          "Code" means the Internal Revenue Code of 1986, as amended, or any successor statute thereto.

          "Common Stock" means the Common Stock, par value $0.01 per share, of the Corporation.

          "Corporation" means Commemorative Brands Holding Corp., a Delaware corporation.

          "Disability" has the meaning set forth in Section 22(e)(3) of the Code, as determined by the Administrator.

          "EBITDA" means, for any period, the amount equal to: (a) the net income (or net loss) of the Corporation and its Subsidiaries during such period after deduction of all expenses, taxes and other charges, determined in accordance with generally accepted accounting principles, after eliminating therefrom all extraordinary items of income and expense PLUS (b) any provision for (or less any benefit from) income or franchise taxes included in the determination of (a) above; PLUS (c) depreciation, depletion and amortization; PLUS (d) the expenses of the Corporation and its Subsidiaries charged to income for interest on indebtedness (including the current portion thereof), determined in accordance with generally accepted accounting principles.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          "Fair Market Value" means, on any day, with respect to Common Stock which is (a) listed on a United States securities exchange, the last sales price of such stock on such day on

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the largest United States securities exchange on which such stock shall have traded on such day, or if such day is not a day on which a United States securities exchange is open for trading, on the immediately preceding day on which such securities exchange was open; (b) not listed on a United States securities exchange but is included in The NASDAQ Stock Market System (including the NASDAQ National Market), the last sales price on such system of such stock on such day, or if such day is not a trading day, on the immediately preceding trading day; or (c) neither listed on a United States securities exchange nor included in The NASDAQ Stock Market System, the fair market value of such stock as determined from time to time by the Administrator in good faith in its sole discretion.

          "Fully-Diluted Shares of Common Stock" shall mean giving effect, without duplication, to (i) all shares of Common Stock outstanding at the time of determination plus (ii) all shares of Common Stock issuable upon conversion of any convertible securities or the exercise of any option, warrant or similar right outstanding at the time of determination, whether or not then presently exercisable.

          "Good Reason" means, with respect to a Participant, (a) a reduction in base salary, bonus or any agreed upon benefit provided under any employment agreement with the Participant without the Participant's consent; PROVIDED, that the Corporation (or any Subsidiary with whom the Participant is employed) may at any time or from time to time amend, modify, suspend or terminate any bonus, incentive compensation or other benefit plans or programs provided to the Participant for any reason and without the Participant's consent if such modification, suspension or termination is consistent for similarly situated employees; or (b) a material adverse change in the Participant's responsibilities or position or the duties, resources, personnel, reporting responsibilities, or support assigned to the Participant without such Participant's prior consent; PROVIDED, that if such Participant is subject to an employment agreement with the Corporation or any Subsidiary thereof which provides for a definition of good reason, then "Good Reason" shall have the meaning set forth in such employment agreement.

          "Incentive Stock Option" means an Option that is designated by the Administrator as an incentive stock option and qualifies as such within the meaning of Section 422 of the Code and is granted by the Administrator to a Participant.

          "Initial Public Offering" means a public offering of Common Stock pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission other than on Forms S-4 or S-8 (or successors thereto), upon the consummation of which the shares so registered are listed on a United States securities exchange or included in The NASDAQ Stock Market System.

          "Key Employee" means an employee who owns more than 10% of the total combined voting power of all classes of stock of the Corporation, determined at the time an Option is granted.

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          "Multiplier" means the number, determined in accordance with the provisions of Section 12 hereof, which is multiplied by EBITDA for the applicable calendar year in order to calculate Purchase Price for purposes of
Section 12 hereof.

          "Non-qualified Stock Option" means an Option, which is not an Incentive Stock Option, granted by the Administrator to a Participant.

          "Option" means a right granted under the Plan to a Participant to purchase a stated number of shares of Common Stock as an Incentive Stock Option or Non-qualified Stock Option.

          "Participant" means an employee or director of the Corporation or any Subsidiary thereof who is selected to participate in the Plan in accordance with
Section 4.

          "Person" means any individual, partnership, firm, trust, corporation or other similar entity. When two or more Persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of securities of the Corporation, such partnership, limited partnership, syndicate or group shall be deemed a "Person."

          "Plan" means the Commemorative Brands Holding Corp. 2000 Stock Option Plan.

          "Purchase Price" means an amount equal to (i) EBITDA for the immediately preceding calendar year, times the applicable Multiplier, minus the sum of (x) the amount of the Corporation's consolidated debt (determined in accordance with generally accepted accounting principles as set forth on the Corporation's most recently prepared internal financial statements) and accrued interest, and (y) the liquidation preference plus accrued and unpaid dividends on the Corporation's and any of its Subsidiaries' preferred stock, divided by
(ii) the number of Fully-Diluted Shares of Common Stock

          "Subsidiary" means a corporation or other entity of which the Corporation possesses, directly or indirectly, the power to (i) vote fifty percent (50%) or more of the securities having ordinary voting power for the election of directors of such corporation or other entity, or (ii) direct or cause the direction of the management and policies of such corporation or other entity, whether through the ownership of voting securities, by contract or otherwise.

          3. ADMINISTRATION. The Plan shall be administered by the Administrator. Subject to the provisions of the Plan, the Administrator shall have the authority to:

          (a)  select the Participants;

          (b) determine the number of shares of Common Stock covered by any Option granted to a Participant; PROVIDED, HOWEVER, that no Option shall be granted after the expiration of the period of ten
               (10) years from the effective date of this Plan, as specified in
               Section 21 hereof;

          (c) determine whether each Option shall be an Incentive Stock Option or a Non-qualified Stock Option; and

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          (d)  establish from time to time regulations for the administration of the Plan, interpret the Plan, delegate in writing administrative matters to committees of the Board or to other persons, and make such other determinations and take such other action, as it deems necessary or advisable for the administration of the Plan.

          All decisions, actions and interpretations of the Administrator shall be final, conclusive and binding upon all parties.

          4. PARTICIPATION. Participants in the Plan shall be limited to those employees and directors of the Corporation or any Subsidiary thereof who have been notified in writing by the Administrator that they have been selected to participate in the Plan. A member of the Board who is not an employee of the Corporation shall not be eligible for the grant of an Incentive Stock Option.

          5. SHARES SUBJECT TO THE PLAN. Options may be granted by the Administrator to Participants from time to time to purchase not more than an aggregate of 122,985 shares of Common Stock (subject to adjustment as provided in Section 7(i)) (the "Maximum Amount"), all of which shares of Common Stock shall be reserved for Options granted under the Plan. The shares issued upon the exercise of Options granted under the Plan may be authorized and unissued shares, shares held in the treasury of the Corporation, or, if applicable, shares purchased on the open market by the Corporation (at such time or times and in such manner as it may determine). The Corporation shall be under no obligation to acquire Common Stock for distribution to Participants before payment in shares of Common Stock is due. If any Option granted under the Plan shall be canceled or shall expire without the shares covered by such Option being purchased by the applicable Participant thereunder, new Options may thereafter be granted covering such shares.

          6. GRANTING OPTIONS. The Administrator may grant Options under the Plan to any Participant, exercisable for such number of shares of Common Stock as the Administrator shall designate, subject to the provisions of Section 7.

          7. TERMS AND CONDITIONS OF OPTIONS. Each Option granted under the Plan shall be evidenced by a written agreement, in form approved by the Administrator and executed by the President or Chief Financial Officer of the Corporation, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Administrator may deem appropriate:

          (a) OPTION PERIOD. Each Option agreement shall specify that the Option thereunder is granted for a period of ten years, or such shorter period as the Administrator may determine, from the date of grant and shall provide that the Option shall expire on such ten year anniversary, or shorter period, as the case may be (unless earlier exercised or terminated pursuant to its terms); PROVIDED, HOWEVER, that any Incentive Stock Option granted to a Key Employee shall specify that the Incentive Stock Option is granted for a

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               period of five (5) years from the date of grant and shall expire on such five (5) year anniversary.

          (b) OPTION PRICE. The Option price per share shall be the Fair Market Value at the time the Option is granted or, with respect to a Non-qualified Stock Option, such lower price as the Administrator shall determine; PROVIDED, HOWEVER, that the Option price per share for any Incentive Stock Option granted to a Key Employee shall equal 110% of the Fair Market Value at the time the Incentive Stock Option is granted.

          (c)  EXERCISE OF OPTION. Subject to Sections 7(f) and 8,

               (i) Options granted hereunder shall become exercisable such that on the first anniversary of the date of grant the amount exercisable shall be 25% and on each of the second, third and fourth anniversaries of the date of grant the amount exercisable shall cumulatively increase by 25%, as set forth in the following schedule:

                     Years from                                     Amount
                     Date of Grant                                Exercisable
                     -------------                                -----------
                     One...............................................25%
                     Two...............................................50%
                     Three.............................................75%
                     Four.............................................100%

               (ii) Notwithstanding the foregoing schedule, the Administrator may grant Options that become exercisable in accordance with such other vesting schedule and upon such terms and conditions as the Administrator shall determine, as set forth in the Option agreement between the Corporation and the Participant, and all Options are subject to the Administrator's authority to accelerate such vesting schedule.

          (d) LIMITATION ON AMOUNT OF INCENTIVE STOCK OPTIONS GRANTED. To the extent that the aggregate Fair Market Value of stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (whether under the terms of the Plan or any other stock option plan of the Corporation or of its parent or any Subsidiary corporation) exceeds $100,000, such Options shall be treated as Non-qualified Stock Options. Fair Market Value shall be determined as of the time the Option with respect to such stock is granted.

          (e) PAYMENT OF OPTION PRICE UPON EXERCISE. The option price of the shares as to which an Option shall be exercised shall be paid to the Corporation at the time of exercise at the option of the Participant either (a) in cash or by

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               check, bank draft or money order payment to the Corporation, (b)
               by delivering Common Stock of the Corporation already owned by the Participant and having a total Fair Market Value on the date of such delivery equal to the option price, (c) to the extent authorized by the Administrator, through the written election of the Participant to have shares of Common Stock withheld by the Corporation from the shares otherwise to be received, with such withheld shares having an aggregate Fair Market Value on the date of exercise equal to the option price, or (d) by any combination of the above methods of payment.

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          (f)  TERMINATION OF EMPLOYMENT.

               (i) If the employment of a Participant terminates on account of death or Disability, the Options granted to such Participant that are exercisable as of the date of termination of employment may be so exercised within six months after termination of employment, or such longer period as the Administrator may determine, and shall then terminate; PROVIDED, HOWEVER, that any Incentive Stock Options shall no longer be treated as Incentive Stock Options unless exercised within three months of the Participant's termination of employment for a reason other than Disability or death or 12 months of the Participant's termination of employment on account of Disability.

               (ii) If the employment of a Participant is terminated for Cause or without Good Reason, all Options that have been granted to such Participant shall terminate and be forfeited as of the date of termination of employment.

               (iii) If the employment of a Participant terminates for any other reason, the Options granted to such Participant that are exercisable as of the date of termination of employment may be so exercised within three months after termination of employment, or such longer period as the Administrator may determine, and shall then terminate.

               (iv) In no event may such Options be exercised after the expiration date of such Options as established in accordance with
               Section 7(a).

               (v) All Options that have been granted to a Participant which are not exercisable as of the date of the Participant's termination of employment shall terminate as of such date.

          (g) TRANSFERABILITY OF OPTIONS. No Option granted under the Plan and no right arising under such Option shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the Participant an Option shall be exercisable only by such Participant. Any Option exercisable at the date of the Participant's death and transferred by will or by the laws of descent and distribution shall be exercisable in accordance with the terms of such Option by the executor or administrator, as the case may be, of the Participant's estate for a period of six months after the date of the Participant's death, or such longer period as the Administrator may determine, and shall then terminate; PROVIDED, HOWEVER, that in no event may such Options be exercised after the expiration date of such Options as established in accordance with Section 7(a). All Options not exercisable at the date of the Participant's death shall terminate as of such date.

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          (h)  INVESTMENT REPRESENTATION. Each Option agreement may contain an undertaking that, upon demand by the Administrator for such a representation, the Participant (or any person acting under Section 7(g)) shall deliver to the Administrator at the time of any exercise of an Option a written representation that the shares of Common Stock to be acquired upon such exercise are to be acquired for such Participant's own account and not with a view to, or for resale in connection with, any distribution. Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of an Option shall be a condition precedent to the right of the Participant or such other Person to purchase any shares.

          (i) ADJUSTMENTS IN EVENT OF CHANGE IN COMMON STOCK. In the event of any change in the Common Stock by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or of any similar change affecting the Common Stock, the number and kind of shares which thereafter may be optioned and sold under the Plan and the number and kind of shares subject to Option in outstanding Option agreements and the purchase price per share thereof shall be appropriately adjusted consistent with such change in such manner as the Board may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, participants in the Plan. Without limiting the generality of the foregoing, if the Common Stock is recapitalized into multiple classes of common stock, the kind of shares subject to Option shall be those common shares intended for broad general ownership rather than any class of special super-voting or other control stock.

          (j) PARTICIPANTS TO HAVE NO RIGHTS AS STOCKHOLDERS. No Participant shall have any rights as a stockholder with respect to any shares subject to such Participant's Option prior to the date on which such Participant is recorded as the holder of such shares on the records of the Corporation.

          (k) PLAN AND OPTION NOT TO CONFER RIGHTS WITH RESPECT TO CONTINUANCE OF EMPLOYMENT. Neither the Plan nor any action taken thereunder shall be construed as giving any employee the right to be retained in the employ of the Corporation or any Subsidiary thereof, nor shall it interfere in any way with the right of the Corporation or any such Subsidiary to terminate any Participant's employment at any time with or without Cause.

          (l) OTHER OPTION PROVISIONS. The form of option agreement authorized by the Plan may contain such other provisions, consistent with this Plan, as the Administrator may, from time to time, determine.

          (m) NOTIFICATION OF SALES OF COMMON STOCK. Any Participant who disposes of shares of Common Stock acquired upon the exercise of an Incentive Stock Option either (a) within two years from the date of the grant of the Incentive

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               Stock Option under which the Common Stock was acquired or (b)
               within one year after the transfer of such shares of Common Stock to the Participant, shall notify the Corporation of such disposition and of the amount realized upon such disposition.

          8.   EFFECT OF CHANGE IN CONTROL. Notwithstanding the provisions of
Section 7, if there should be a Change in Control:

          (a) the Corporation shall give each Participant written notice of such Change in Control as promptly as practicable prior to the effective date thereof; and

          (b) all of the Options granted to a Participant not currently exercisable shall become exercisable immediately prior to the effective date of such Change in Control; PROVIDED, that all or a portion of such Options shall not be exercisable to the extent that the exercise would cause the Participant to be subject to taxes under Section 4999 of the Code.

          9. NO CLAIM OR RIGHT UNDER THE PLAN. No employee shall at any time have the right to be selected as a Participant in the Plan nor, having been selected as a Participant and granted an Option, to be granted any additional Options.

          10. LISTING AND QUALIFICATION OF SHARES. The Plan, the grant and exercise of Options thereunder, and the obligation of the Corporation to sell and deliver shares under such Options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation may require any Participant, beneficiary or legal representative to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules and regulations. Certificates representing shares of Common Stock acquired by the exercise of an Option may bear such legend as the Corporation may consider appropriate under the circumstances.

          11. STOCKHOLDERS' AGREEMENT. At the request of the Administrator, upon the grant of any Option hereunder, the Participant shall be deemed to have accepted, and the Option granted hereunder and the Common Stock deliverable upon exercise of the Option shall be subject to, the provisions of any Stockholders' Agreement of the Corporation then in effect (the "Stockholders' Agreement"). In addition, the Corporation may, in its discretion as a condition precedent to the grant or exercise of any Option hereunder, require that a Participant become a party to the provisions of any such Stockholders' Agreement. Notwithstanding anything herein to the contrary, to the extent any provision of the Plan is inconsistent with such Stockholders' Agreement, the Stockholders' Agreement shall govern with respect to any Participant who is or becomes a party thereto.

          12. DISPOSITION OF SHARES. At any time prior to the consummation of an Initial Public Offering, each share of Common Stock acquired by an exercise of an Option granted under the Plan may be transferred, other than by will or the laws of descent and distribution, only to the Corporation and only in accordance with the following provisions of this Section 12. Each

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certificate representing shares of Common Stock acquired by the exercise of an
Option shall bear a legend to such effect.

          (a) CALL BY CORPORATION. The Corporation shall have the right to purchase from a Participant, within six (6) months following the termination of such employee Participant's employment by the Corporation or any of its Subsidiaries without Cause, the Common Stock acquired by the exercise of Options by such Participant for an amount equal to the Purchase Price where the Multiplier is
               5.5. The Corporation shall have the right to purchase from a Participant within six (6) months following the termination of such employee Participant's employment by the Corporation or any of its Subsidiaries for Cause, or the resignation by the Participant, the Common Stock acquired by such Participant, for an amount equal to the Purchase Price where the Multiplier is 4.5.

          (b) The purchase of Common Stock by the Corporation pursuant to the foregoing provisions of this Section 12 may, at the discretion of the Administrator, be paid for either (i) in cash or (ii) up to forty percent (40%) in cash with the balance payable under a note issued by the Corporation with principal payments made in four
               (4) equal annual installments and bearing interest, payable annually, at the rate of the greater of (A) seven percent (7%) per annum and (B) the lowest interest rate required to avoid imputed interest; provided, however, that in the event the foregoing provisions of this Section 12(b) conflict with any agreement to which the Corporation is a party, the purchase of Common Stock by the Corporation may be paid in such other form as determined in the sole discretion of the Administrator, including, but not limited to, through the issuance of a subordinated note with comparable terms as those provided in subsection (ii) above.

          13. DRAG ALONG RIGHTS. Notwithstanding anything herein to the contrary:

          (a) CHP shall have the right in connection with a bona fide offer (a "Compelled Sale Offer") by a Person not constituted within CHP (a "Compelled Sale Purchaser") to purchase at least 80% of the shares of Common Stock, preferred stock and any other equity securities (including, without limitation, warrants, options, and preferred stock) of the Corporation held by CHP (for either cash, securities of a class registered under Section 12 of the Exchange Act (or convertible into such a class of securities) or any combination thereof) to require each (but not less than each) of the Participants to sell the same percentage or all of the Common Stock then held by such Participants, to the Compelled Sale Purchaser, for the equivalent consideration per share of Common Stock (a "Compelled Sale Offer Price(s)") and otherwise on the same terms and conditions upon which CHP sells its Common Stock.

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          (b)  If CHP elects to exercise its right to compel sale pursuant to this Section 13, CHP shall deliver a written notice (a "Compelled FFF Sale Notice") of the Compelled Sale Offer to each Participant and the Corporation at least 10 days prior to the consummation of any such sale, setting forth the Compelled Sale Offer Price(s), the identity of the Compelled Sale Purchaser and the other terms and conditions thereof. Each Participant shall deliver to CHP in trust, not less than five business days before the proposed date of consummation of the Compelled Sale Offer, the duly endorsed certificate or certificates representing the requisite number of shares of Common Stock owned by such Participant, together with a limited power-of-attorney authorizing CHP to transfer such Common Stock to the Compelled Sale Purchaser pursuant to the terms of the Compelled Sale Offer at the Compelled Sale Offer Price(s), and in accordance with the provisions hereof.

          (c) CHP shall have 90 days from the date the Compelled Sale Notice is received by the Participants (the "Compelled Sale Notice Date") to sell, and to cause the other Persons constituted within CHP to sell, to the Compelled Sale Purchaser at the Compelled Sale Offer Price(s) all of the Common Stock subject to the Compelled Sale Offer. Immediately after completion of any such sale pursuant to this Section 13, CHP shall notify the Corporation and each Participant of such completion and shall furnish such evidence of such sale (including time of completion) and the terms thereof as the Corporation or any Participant may reasonably request. CHP shall substantially concurrently with such closing also remit to each Participant the proceeds of such sale attributable to the sale of such Participant's Common Stock immediately upon receipt thereof. If any sale to a Compelled Sale Purchaser is not completed by the expiration of the 90-day period referred to in this Section 13(c), then, without prejudice to CHP's right to seek to compel a sale under this Section 13 in the future, CHP shall return to each Participant all certificates representing the shares of Common Stock of such Participant.

          (d) No Participant required to sell Common Stock pursuant to a Compelled Sale Offer shall be required to make any representation or warranty in connection with such Compelled Sale Offer other than as to such Participant's ownership and authority to transfer, free of liens, claims and encumbrances, the Common Stock proposed to be sold by it.

          14. TAXES. The Administrator may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all federal, state, local and other taxes required by law to be withheld by the Corporation with respect to Options under the Plan including, but not limited to
(a) reducing the number of shares of Common Stock otherwise deliverable, based upon their Fair Market Value on the date of exercise, to permit deduction of the amount of any such withholding taxes from the amount otherwise payable under the Plan, (b)

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deducting the amount of any such withholding taxes from any other amount then or thereafter payable to a Participant, or (c) requiring a Participant, beneficiary or legal representative to pay to the Corporation the amount required to be withheld or to execute such documents as the Administrator deems necessary or desirable to enable the Corporation to satisfy its withholding obligations as a condition of releasing the Common Stock.

          15. NO LIABILITY OF BOARD MEMBERS. No member of the Board shall be personally liable by reason of any contract or other instrument executed by such member or on such member's behalf in such member's capacity as a member of the Board or the Administrator nor for any mistake of judgment made in good faith, and the Corporation shall indemnify and hold harmless each employee, officer or director of the Corporation to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Board) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or bad faith.

          16. AMENDMENT OR TERMINATION. The Administrator may, with prospective effect, amend, suspend, or terminate the Plan or any portion thereof; PROVIDED, HOWEVER, that no amendment, suspension or termination of the Plan shall deprive any Participant of any right with respect to any Option granted under the Plan without such Participant's written consent; and PROVIDED, FURTHER, that unless duly approved by the holders of stock entitled to vote thereon at a meeting (which may be the annual meeting) duly called and held for such purpose, except as provided in Section 7(i), no amendment or change shall be made to the Plan
(a) increasing the total number of shares which may be issued or transferred under the Plan, (b) changing the exercise price specified for the shares subject to the Options, (c) changing the maximum periods during which Options may be exercised, (d) extending the period during which Options may be granted under the Plan, (e) materially changing the designation of persons eligible to receive Options under the Plan, or (f) materially increasing in any other way the benefits accruing to Participants under the Plan.

          17. CAPTIONS. The captions preceding the sections of the Plan have been inserted solely as a matter of convenience and shall not in any manner define or limit the scope or intent of any provisions of the Plan.

          18. GOVERNING LAW. The Plan and all rights thereunder shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

          19. NON-UNIFORM DETERMINATIONS. The Administrator's determinations under the Plan (including, without limitation, determinations of the persons to receive Options, the form, term, provisions, amount and the timing of the grant of such Options and of the Agreements evidencing the same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Options under the Plan, whether or not such persons are similarly situated.

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          20.  SEVERABILITY. In the event that any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

          21.  EFFECTIVE DATE. The Plan shall become effective as of July 27,
2000.

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